                                  EXHIBIT 99.5

           United Breweries International (UK) Limited Balance Sheet, Statement of Income and Stockholder's Equity, and Statement
          of Cash Flows for the years ended December 31, 1999 and 2000


UNITED BREWERIES INTERNATIONAL (UK) LIMITED

REPORT OF THE DIRECTORS

The directors submit their report and the financial statements of the Group for the year ended 31st December 2000.

PRINCIPAL ACTIVITIES AND BUSINESS REVIEW

The principal activities of the Group during the year continued to be that of marketing and distribution of beer and wines and commission agents for the sale of beverages.

The results for the year and the financial position at the year end were considered to be satisfactory by the directors who expect continued growth in the forseeable future.

RESULTS AND DIVIDENDS

The results for the year are set out on page 4.

The directors do not recommend the payment of a dividend.

FIXED ASSETS

Details relating to fixed assets are shown in the notes to the financial statements.

DIRECTORS AND INTERESTS IN SHARES

The directors who served during the year and their beneficial interests in the shares of the company were as stated below:

                                      Ordinary shares of(pound)1 each
                                           2000              1999
M. K. Nambiar                                 -                 -
V. S. Kumar                                   -                 -
G. M. K. Lodhi                                -                 -


AUDITORS

The auditors, Hawsons Chartered Accountants, were newly appointed during the year. They have indicated that they are willing to be reappointed at the forthcoming Annual General Meeting.

On behalf of the Board.


G. M. K. Lodhi
Director / Secretary                                        Date: 9th March 2001

Registered Office:
75 Westow Hill,
Crystal Palace,
London,
SE19 1TX

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

STATEMENT OF DIRECTORS' RESPONSIBILITIES

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and the group and of the profit or loss for that period. In preparing those financial statements, the directors are required to:-

(1)      Select suitable accounting policies and then apply them consistently.

(2)      Make judgements and estimates that are reasonable and prudent.

(3) State whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements.

(4) Prepare the financial statements on the going concern basis unless it is inappropriate to presume that the group will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the group and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the group and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

INDEPENDENT AUDITOR'S REPORT


To the Board of Directors
United Breweries International (UK) Limited


We have audited the consolidated financial statements on pages 4 to 17 which have been prepared under the historical cost convention and the accounting policies set out on page 8.

Respective responsibilities of directors and auditors

As described on page 2 the group's directors are responsible for the preparation of the financial statements. It is our responsibility to form an independent opinion, based on our audit, on those financial statements and to report our opinion to you. We did not audit the financial statements of United Breweries International (UK) Limited or its subsidiaries as individual entities for the year ended 31st December 1999. Those statements were audited by other auditors whose report has been furnished to us and our opinion, in so far as it relates to the amounts included for the year ended 31st December 1999, is based solely on the other auditors' reports.

Basis of opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the group's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all information and explanations which we consider necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud, other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of the information in the financial statements. We believe that our audits and the report of other auditors provide a reasonable basis for our opinion.

Opinion

In our opinion, based on our audits and the report of other auditors, the consolidated financial statements give a true and fair view of the state of affairs of United Breweries International (UK) Limited and the group as at 31st December 2000 and 31st December 1999 and of the profits of the group for the years then ended and have been properly prepared in accordance with accounting principles generally accepted in the United Kingdom.




Hawsons Chartered Accountants
And Registered Auditors

Jubilee House
Billing Brook Road
Weston Favell
Northampton
NN3 8NW

Dated: 9th March 2001

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

CONSOLIDATED PROFIT AND LOSS ACCOUNT - YEAR ENDED 31ST DECEMBER 2000

                                                                2000          2000         1999           1999
                                                 Notes       (pound)       (pound)      (pound)        (pound)
Turnover:
        Continuing                                 2       8,342,315                  7,350,109
        Discontinued operations                    3               -                    846,597
                                                           ---------                  ---------
                                                                         8,342,315                   8,196,706

Cost of sales                                                            5,423,592                   5,471,122
                                                                         ---------                   ---------

Gross Profit                                                             2,918,723                   2,725,584


Distribution and selling costs                             1,851,646                  1,554,503
Administrative expenses                                      596,108                    990,514
                                                          ---------                   ---------
                                                                         2,447,754                   2,545,017
Operating profit/(loss)
        Continuing operations                                470,969                    330,534
        Discontinued operations                    3               -                  (149,967)
                                                          ----------                  ---------
                                                                         ---------                   ---------
Operating profit total                             4                       470,969                     180,567

Exceptional items:
Profit on sale of subsidiary undertaking           5               -                  1,889,877
Costs relating to litigation                       6        (11,584)                  (125,303)
                                                            --------                   --------
                                                                          (11,584)                   1,764,574
                                                                         ---------                   ---------
Profit on ordinary activities before interest                              459,385                   1,945,141

Interest receivable                                                              -                          21
Interest payable                                   7                      (54,116)                    (74,858)
                                                                         ---------                   ---------
Profit on ordinary activities before taxation                              405,269                   1,870,304

Tax on profit on ordinary activities               8                     (133,426)                    (63,072)
                                                                         ---------                   ---------

Profit on ordinary activities after taxation                               271,843                   1,807,232
                                                                         ---------                   ---------

Equity minority interests                                                        -                       3,023
                                                                         ---------                    --------

Retained profit transferred to reserves            19                      271,843                   1,810,255
                                                                          ========                    ========

The group has no recognised gains and losses other than those included in the profits above, and therefore no separate statement of total recognised gains and losses has been presented.



      The notes on pages 8 to 17 form part of these financial statements.

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

CONSOLIDATED BALANCE SHEET - 31ST DECEMBER 2000

                                                                        2000        2000        1999        1999
                                                          Note       (pound)     (pound)     (pound)     (pound)
                                                          ----
Fixed assets
Intangible Fixed Assets                                    10                     22,401                  25,601
Tangible Fixed Assets                                      11                    578,356                 593,108
                                                                                 -------                 -------
                                                                                 600,757                 618,709
Current assets
Stocks                                                     13         69,053                   63,074
Debtors                                                    14      2,837,111                2,722,235
Cash at bank and in hand                                             139,274                   33,845
                                                                 -----------               ----------
                                                                   3,045,438                2,819,154

Creditors - amounts falling due within one year            15    (3,001,873)              (3,065,384)
                                                                 -----------              -----------
Net current assets/(liabilities)                                                  43,565               (246,230)
                                                                                 -------               ---------
Total assets less current liabilities                                            644,322                 372,479
                                                                                 =======                 =======
Capital and Reserves
Called up share capital                                    18                    100,000                 100,000
Profit and loss account                                    19                    544,322                 272,479
                                                                                 -------                 -------
Equity Shareholders' funds                                 20                    644,322                 372,479
                                                                                 =======                 =======


The financial statements were approved by the board of directors on 9th March, 2001 and were signed on its behalf by:



M. K. Nambiar                                                 Director




G. M. K. Lodhi                                                Director


      The notes on pages 8 to 17 form part of these financial statements.

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

BALANCE SHEET - 31ST DECEMBER 2000

                                                                        2000        2000        1999        1999
                                                          Note       (pound)     (pound)     (pound)     (pound)

Fixed Assets
Investments                                                12                    299,119                 299,119

Current Assets
Debtors                                                    14          9,933                  14,787
Cash at bank and in hand                                              31,436                   7,681
                                                                   ---------               ---------
                                                                      41,369                  22,468
Creditors: amounts falling due within one year             15      (209,081)               (189,496)
                                                                   ---------               ---------
Net Current Liabilities                                                         (167,712)               (167,028)
                                                                                --------                --------

Total assets less current liabilities                                            131,407                 132,091
                                                                                ========                ========
Capital and Reserves
Called up share capital                                    18                    100,000                 100,000
Profit and loss account                                                           31,407                  32,091
                                                                                --------                --------

Equity Shareholders' funds                                                       131,407                 132,091
                                                                                ========                ========


The financial statements were approved by the board of directors on 9th March, 2001 and were signed on its behalf by:



M. K. Nambiar                                                 Director




G. M. K. Lodhi                                                Director



       The notes on pages 8 to 17 form part of these financial statements.

UNITED BREWERIES INTERNATIONAL LIMITED

CONSOLIDATED CASH FLOW STATEMENT

FOR THE YEAR ENDED 31ST DECEMBER 2000

                                                                                           2000                1999
                                                                                        (pound)             (pound)
Net cash inflow/(outflow) from operating activities (Note 27a)                         695,123             (10,113)

Returns on investments and servicing of finance
Interest paid                                                                         (54,116)             (73,649)
                                                                                      --------             --------
Net cash outflow from returns on investments and servicing of finance                 (54,116)             (73,649)

Taxation                                                                              (67,055)             (51,360)

Capital expenditure and financial investment
Payments to acquire tangible assets                                                  (221,700)            (238,809)
Sale of tangible fixed assets                                                            3,250               22,065
                                                                                     ---------            ---------
Net cash outflow for capital expenditure                                             (218,450)            (216,744)


Acquisitions and disposals (note 27d)
Sale of subsidiary undertaking                                                               -              50,000
Cash at bank and in hand disposed of with subsidiary                                         -            (24,150)
                                                                                      --------           ---------
Net cash inflow from disposals                                                               -              25,850

                                                                                      --------           ---------
Net increase/(decrease) in cash in the year                                            355,502           (326,016)
                                                                                      ========           =========


       The notes on pages 8 to 17 form part of these financial statements.

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

NOTES TO THE FINANCIAL STATEMENTS

1.       ACCOUNTING POLICIES

         Basis of accounting:
         The financial statements are prepared under the historical cost convention and in accordance with Generally Accepted Accounting Principles (GAAP) applicable in the United Kingdom (UK).

         Reconciliation to US accounting principles - summary of differences between UK and US GAAP: No reconciliation between US GAAP and UK GAAP has been presented. In the opinion of the directors, there are no significant differences in the group's net income and net equity on preparing the 2000 and 1999 financial statements under either UK GAAP or US GAAP.

         Basis of consolidation:
         The consolidated accounts comprise the accounts of the parent undertaking and its subsidiary undertakings for the year ended 31st December 2000.

         Goodwill and intangible fixed assets:
         Goodwill represents purchased goodwill on the acquisition of UBSN Limited, a wholly owned subsidiary. It is valued at the amount by which the cost of UBSN Limited as a whole exceeded the aggregate fair values of its identifiable assets and liabilities at the date of acquisition. The goodwill is being amortised on a straight-line basis over ten years. This is the period over which UBSN Limited holds its brewing licence to carry out its principal activity.

         Depreciation of tangible fixed assets:
         Depreciation is provided on all fixed assets at rates calculated to write off the costs of each asset evenly over its expected useful life as follows:-

                  - Plant and equipment              6 to 7 years
                  - Motor vehicles                   2 to 5 years

         Foreign currency:
         Transactions denominated in foreign currencies are translated at the exchange rate on the transaction date. Balances denominated in foreign currencies are translated at the exchange rate on the balance sheet date.

         Turnover:
         Turnover represents the amounts receivable by the group for goods sold, services supplied and commissions receivable and is stated net of value added tax.

         Stocks:
         Stocks are valued on a first-in, first-out basis at the lower of cost and net realisable value.

         Taxation:
         Corporation tax is provided on taxable profits at current rates. Deferred taxation is provided at appropriate rates on all timing differences using the liability method only to the extent that, in the opinion of the directors, there is a reasonable probability that a liability or asset will crystallise in the forseeable future.

         Pensions:
         The pension costs charged in the financial statements represent the contributions payable by the group during the year.

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

NOTES TO THE FINANCIAL STATEMENTS continued


2.       TURNOVER

         The total turnover comprises sales and commissions excluding value added tax.

         The geographic analysis of turnover is as follows:

                                                     2000              1999
                                                  (pound)           (pound)

          United Kingdom                        7,197,991         7,185,099
          Export                                1,144,324         1,011,607
                                                ---------         ---------
                                                8,342,315         8,196,706
                                                =========         =========


3. ANALYSIS OF PROFIT AND LOSS ACCOUNT BETWEEN CONTINUING AND DISCONTINUED OPERATIONS

                                                    Continuing    Acquisitions      Discontinued              Total
                                                          2000            2000              2000               2000
                                                       (pound)         (pound)           (pound)            (pound)
        Turnover                                     8,342,315               -                 -          8,342,315
        Cost of sales                                5,423,592               -                 -          5,423,592
                                                     ---------        --------          --------          ---------
        Gross profit                                 2,918,723               -                 -          2,918,723

        Distribution and selling costs               1,851,646               -                 -          1,851,646
        Administrative expenses                        596,108               -                 -            596,108
                                                     ---------        --------          --------          ---------
        Operating profit                               470,969               -                 -            470,969
                                                     =========        ========          ========          =========

                                                    Continuing    Acquisitions      Discontinued              Total
                                                          1999            1999              1999               1999
                                                       (pound)         (pound)           (pound)            (pound)

        Turnover                                     7,350,109               -           846,597          8,196,706
        Cost of sales                                4,813,017               -           658,105          5,471,122
                                                     ---------        --------          --------          ---------

        Gross profit                                 2,537,092               -           188,492          2,725,584

        Distribution and selling costs               1,554,503               -                 -          1,554,503
        Administrative expenses                        652,055               -           338,459            990,514
                                                      --------        --------          --------           --------
        Operating profit/(loss)                        330,534               -         (149,967)            180,567
                                                       =======         =======           =======            =======

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

NOTES TO THE FINANCIAL STATEMENTS continued


4.       OPERATING PROFIT

                                                                                            2000              1999
                                                                                         (pound)           (pound)
          Operating profit  has been arrived at after charging/(crediting):-
          Amortisation of intangible fixed assets                                          3,200             3,200
          Depreciation of tangible fixed assets                                          235,387           272,232
          Auditors' remuneration - as auditors                                            15,250            24,294
                                 - for non audit services                                 25,830            12,857
          (Profit)/Loss on disposal of tangible fixed assets                             (2,185)            13,563
          Exchange differences                                                          (44,382)           (4,652)
                                                                                         =======           =======

         As permitted by Section 230 of the Companies Act 1985, the profit and loss account of the parent undertaking is not presented as part of these financial statements. The consolidated profit for the financial year includes a deficit of (pound)684, which is dealt with in the financial statements of the parent undertaking.

5.       PROFIT ON SALE OF SUBSIDIARY UNDERTAKING

                                                                                            2000               1999
                                                                                         (pound)            (pound)
        Gain on disposal of subsidiary net liabilities                                         -          2,163,205

        Goodwill previously eliminated against reserves                                        -          (273,328)
                                                                                        --------          ---------
        Profit on sale of subsidiary                                                           -          1,889,877
                                                                                        ========          =========

         On 9th December 1999, the group sold its entire shareholding in UB (Soyco) Limited, a 98% owned subsidiary, for (pound)50,000 in cash.

6.       COSTS RELATING TO LITIGATION

         All remaining matters in issue between the parties have been finally resolved to their satisfaction.


7.       INTEREST PAYABLE

                                                                                            2000              1999
                                                                                         (pound)           (pound)
          Bank overdrafts                                                                 54,116            74,858
                                                                                          ======            ======


8.       TAX ON PROFIT ON ORDINARY ACTIVITIES

                                                                                            2000              1999
                                                                                         (pound)           (pound)
          Corporation Tax on profit for year at 30% (1999 - 30%)                         133,000            63,072
          Prior year adjustment                                                              426                 -
                                                                                         -------            ------
                                                                                         133,426            63,072
                                                                                         =======            ======

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

NOTES TO THE FINANCIAL STATEMENTS continued

9.       DIRECTORS AND EMPLOYEES

         Staff costs during the year were as follows:

                                                                                             2000               1999
                                                                                          (pound)            (pound)
           Wages and salaries                                                             325,017            348,902
           Other pension costs                                                             14,410             14,315
                                                                                          -------            -------
                                                                                          339,427            363,217
                                                                                          =======            =======

         The average monthly number of employees, including directors, during the year was as follows:

                                                                                             2000               1999
                                                                                           Number             Number
           Sales and marketing                                                                 13                 26
                                                                                             ====               ====

10.      INTANGIBLE FIXED ASSETS - Group

                                                                                                           Goodwill
                                                                                                            (pound)
        Cost
        At 1st January 2000 and at 31st December 2000                                                        32,001
                                                                                                             ======
        Aggregate amortisation
        At 1st January 2000                                                                                   6,400
        Charge for the year                                                                                   3,200
                                                                                                             ------
        At 31st December 2000                                                                                 9,600
                                                                                                             ======
        Net Book Value
        At 31st December 2000                                                                                22,401
                                                                                                             ======
        At 31st December 1999                                                                                25,601
                                                                                                             ======

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

NOTES TO THE FINANCIAL STATEMENTS continued

11.      TANGIBLE FIXED ASSETS - Group


                                                                               Plant
                                                                                 and          Motor
                                                                           Equipment       Vehicles         Total
                                                                             (pound)        (pound)       (pound)
          Cost
          At 1st January 2000                                              1,291,990        104,445     1,396,435
          Additions                                                          181,823         39,877       221,700
          Disposals                                                                -       (12,003)      (12,003)
                                                                           ---------       --------     ---------
          At 31st December 2000
                                                                           1,473,813        132,319     1,606,132
          Depreciation                                                     =========        =======     =========

          At 1st January 2000                                                767,385         35,942       803,327
          Charge for year                                                    209,259         26,128       235,387
          Disposals                                                                -       (10,938)      (10,938)
                                                                           ---------       --------     ---------

          At 31st December 2000                                              976,644         51,132     1,027,776
                                                                           =========        =======     =========
          Net Book Value
          At 31st December 2000                                              497,169         81,187       578,356
                                                                           =========        =======     =========

          At 31st December 1999                                              524,605         68,503       593,108
                                                                           =========        =======     =========

12.      FIXED ASSET INVESTMENTS - Company

                                                                                                        Shares in
                                                                                                            group
                                                                                                     undertakings
                                                                                                              and
                                                                                                    participating
                                                                                                        interests
          Cost and Net Book Value at                                                                      (pound)
          1st  January 2000 and 31st  December 2000                                                      299,119
                                                                                                         =======


         The subsidiary undertakings are as follows:-

                                                                   Percentage of
                                                                     equity held
         UBSN Limited            Registered in England                      100%

13.      STOCKS                                                             Group                    Company
                                                                      2000         1999        2000          1999
                                                                   (pound)      (pound)     (pound)       (pound)
          Finished goods and goods for resale                       69,053       63,074           -             -
                                                                    ======       ======      ======        ======

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

NOTES TO THE FINANCIAL STATEMENTS continued


14.      DEBTORS                                                        Group                      Company
                                                                   2000          1999          2000          1999
                                                                (pound)       (pound)       (pound)       (pound)
          Trade debtors:
             Amounts owed by Shepherd Neame Limited            485,068       583,469             -             -
             Other                                           2,244,259     2,047,626             -             -
          Prepayments                                           24,932        21,937         9,933        14,787
          Prepayments and accrued income in respect of
          related parties:
             Amounts owed by Shepherd Neame Limited             82,852        69,203             -             -
                                                             ---------     ---------         -----        ------
                                                             2,837,111     2,722,235         9,933        14,787
                                                             =========     =========         =====        ======

15.      CREDITORS - amounts falling due within one year

                                                                         Group                     Company
                                                                  2000          1999          2000          1999
                                                               (pound)       (pound)       (pound)       (pound)

          Bank overdraft (secured - see note 21)               993,870     1,243,943             -             -
          Trade creditors:
               Amounts owed to Shepherd Neame Limited        1,427,112     1,246,978             -             -
               UB Global Corporation Limited                         -        64,023        19,975             -
               Others                                          107,827       103,453             -             -
          Corporation tax                                      135,464        69,094             -            72
          Other taxation and social security                    76,518        35,395        13,163        11,764
          Accruals:
               Amounts owed to Shepherd Neame Limited          135,466       159,212             -             -
               American United Breweries Inc                    41,292        38,386             -             -
               Other                                            70,906        88,865         6,400         5,500
          Other creditors                                       13,418        16,035        13,418        16,035
          Loan from subsidiary undertaking UBSN Ltd                  -             -       156,125       156,125
                                                             ---------     ---------       -------       -------
                                                             3,001,873     3,065,384       209,081       189,496
                                                             =========     =========       =======       =======

16.      PENSION COSTS

         The group operates a defined contribution pension scheme. The assets of the scheme are held separately from those of the company in an independently administered fund. The pension cost charge represents contributions payable by the company to the fund and amounted to (pound)14,410 (1999 - (pound)14,315).


17.      DEFERRED TAXATION

         The full potential liability for 2000 is (pound)4,000 (1999 - (pound)12,000) in respect of capital allowances carried forward which has not been provided for in the accounts.

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

NOTES TO THE FINANCIAL STATEMENTS continued

18.      CALLED UP SHARE CAPITAL - Company and Group
                                                                      Authorised             Allotted, called up
                                                                      and Issued               and partly paid
                                                                  2000          1999          2000          1999
                                                                   No.           No.           No.           No.
          100,000 Ordinary shares of (pound)1 each             500,000       500,000       100,000       100,000
                                                               -------       -------       -------       -------
                                                               500,000       500,000       100,000       100,000
                                                               =======       =======       =======       =======

19.      PROFIT AND LOSS ACCOUNT - Group
                                                                                                          (pound)

         At 1st January 2000                                                                             272,479

         Retained profit for year                                                                        271,843
                                                                                                         -------
         At 31st December 2000                                                                           544,322

                                                                                                         =======

20.      RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS - Group

                                                                                             2000           1999
                                                                                           (pound)        (pound)
         Profit after taxation for the financial year                                      271,843     1,810,255
                                                                                           -------     ---------

         Net addition to shareholders' funds                                               271,843     1,810,255
         Opening shareholders' funds                                                       372,479    (1,437,776)
                                                                                           -------     ---------
         Closing shareholders' funds                                                       644,322       372,479
                                                                                           =======       =======

21.      CONTINGENT LIABILITIES

         The company acts as a surety for the obligations on a lease of premises acquired by UB (Soyco) Limited (a former subsidiary undertaking) for the term of twenty years from 24th June 1999 at an annual rental of (pound)61,500.

22.      BANK OVERDRAFT

         The bank overdraft is secured by a fixed and floating charge over the assets of UBSN Limited. The maximum facility available to the group is (pound)1,250,000. This facility is available on an on-going basis and is repayable on demand. Interest is calculated on a daily basis at 1.5% above the bank's base rate.

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

NOTES TO THE FINANCIAL STATEMENTS continued


23.      OPERATING LEASE COMMITMENTS

         Financial commitments under non-cancellable operating leases will result in the following payments falling due in the next financial year:

                                                            2000          1999
                                                        Land and      Land and
                                                       buildings     buildings
                                                         (pound)       (pound)

           Expiring:
           Within two to five years                        7,000         7,000
                                                           =====         =====


24.      ULTIMATE PARENT UNDERTAKING AND CONTROL

         The directors consider the company's ultimate parent undertaking to be Inversion Mirabele S.A., a company incorporated in Panama.

         Prior to the balance sheet date, a conditional sale/purchase agreement had been entered into by the ultimate parent company. As at the balance sheet date this transfer of shareholding had not occurred.

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

NOTES TO THE FINANCIAL STATEMENTS continued


26.      RELATED PARTY TRANSACTIONS

         During the year the group had the following transactions with its related parties:

                                                          Nature of                        2000                1999
                                                       relationship                     (pound)             (pound)
         Shepherd Neame Limited                        Common trade
         (Company registered in the UK)
         Sales                                                                          990,220             699,493
         Freight cost                                                                   312,241             240,590
         Commission payable                                                              94,229              63,227
         Purchases                                                                    5,276,064           4,625,586

         Galaxy International Limited             Common commercial
         (Company registered in the UK)                   interests
         Management charge payable                                                       17,000             103,547

         UB Global Corporation Limited                 Mutuality of
         (Subsidiary of United Breweries                   interest
         Limited of India registered in India)
         Purchases                                                                       70,278              96,009

         American United Breweries Inc                 Mutuality of
         (Company registered in the USA)                   interest
         Commission/advertising payable                                                 166,762             125,492

         United Breweries Limited                     Licence owner
         (Company registered in India)
         Royalty payable                                                                  5,960               5,227


         As a result of the trading and other activities with related parties, the following balances remained outstanding as at 31st December 2000.

                                                                                           2000                 1999
                                                                                        (pound)              (pound)
         Amounts owed by Shepherd Neame Limited                                          485,068             652,672
         Amounts owed to Shepherd Neame Limited                                        1,427,112           1,246,978
         Amounts owed to UB Global Corporation Ltd                                             -              64,023
         Amounts owed to Galaxy International Limited                                     19,975                   -
         Amounts owed to United Breweries Limited                                          5,960               5,227
         Accruals - Shepherd Neame Limited                                               135,466             159,212
                         - American United Brewers Inc                                    41,292              38,386


UNITED BREWERIES INTERNATIONAL (UK) LIMITED

NOTES TO THE FINANCIAL STATEMENTS continued

27.      CASH FLOW STATEMENT

a.       RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW/(OUTFLOW)
              FROM OPERATING ACTIVITIES

                                                                                                  2000       1999
                                                                                               (pound)    (pound)
             Operating profit                                                                  470,969    180,567
             Depreciation charges                                                              235,387    235,315
             Amortisation charges                                                                3,200      3,200
             (Profit)/loss on disposal of tangible assets                                      (2,185)    (4,241)
             (Increase)/decrease in stocks                                                     (5,979)     48,346
             (Increase) in debtors                                                           (110,894)  (253,078)
             Increase/(decrease) in creditors                                                  116,209  (244,886)
             Costs relating to litigation                                                     (11,584)  (125,303)
             Operating loss in respect of discontinued activities                                    -    149,967
                                                                                              --------   --------
             Net cash inflow/(outflow) from continuing operating activities                    695,123   (10,113)
                                                                                               =======    =======

b.       ANALYSIS OF CHANGES IN NET DEBT

                                                                   At 1st January       Cash     At 31st December
                                                                             2000      Flows                 2000
                                                                          (pound)    (pound)              (pound)
                  Net cash:
                  Cash  at bank and in hand                                33,845    105,429              139,274
                  Bank overdrafts                                     (1,243,943)    250,073            (993,870)
                                                                      -----------    -------            ---------
                                                                      (1,210,098)    355,502            (854,596)
                                                                      ===========    =======            =========

c.       RECONCILIATION OF NET CASH FLOW MOVEMENT TO MOVEMENT IN NET DEBT

                                                                                          2000                 1999
                                                                                       (pound)              (pound)
           Increase/(Decrease)  in  cash  in  the
           period and change in net debt                                              355,502            (326,016)

           Opening net debt                                                        (1,210,098)            (884,082)
                                                                                   -----------          -----------
           Closing net debt                                                          (854,596)          (1,210,098)
                                                                                     =========          ===========


d.       CASH FLOWS IN RESPECT OF DISPOSAL OF SUBSIDIARY UNDERTAKING IN 1999

         On 9th December 1999, a 98% owned subsidiary, UB (Soyco) Limited, was disposed of through the transfer of the groups entire shareholding, for the consideration of (pound)50,000 in cash. The fair values of UB (Soyco) Limited's identifiable assets and liabilities at the date of disposal were as follows:
                                                                   (pound)

           Fixed assets                                            404,700
           Stocks                                                  117,861
           Debtors                                                 191,583
           Cash at bank and in hand                                 24,150
           Trade creditors                                       (113,634)
           Other creditors                                     (2,350,932)
                                                               -----------
                                                                     (1,726,272)
           Minority interests                                       34,525
                                                               -----------
                                                                     (1,691,747)
                                                               ===========

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

DETAILED CONSOLIDATED PROFIT AND LOSS ACCOUNT
Year ended 31 December 2000

                                                                                              2000                    1999
                                                                                           (pound)                 (pound)
GROSS PROFIT
Sales and commissions                                                                    8,342,315               8,196,706
Cost of sales                                                                          (5,423,592)             (5,471,122)
                                                                                         ---------             -----------

Gross profit                                                                             2,918,723               2,725,584
                                                                                         ---------             -----------

DISTRIBUTION AND SELLING EXPENSES
Freight                                                                                    446,690                 329,185
Advertising and promotional expenses                                                       569,930                 497,093
Sales commission                                                                           205,405                 141,228
Dispense equipment repairs                                                                 178,012                 152,073
Operational expenses                                                                       273,205                 207,385
Sponsorship                                                                                 58,062                 127,049
Other distribution and selling                                                             120,342                 100,490
                                                                                         ---------             -----------
                                                                                         1,851,646               1,554,503
                                                                                         ---------             -----------

GENERAL AND ADMINISTRATIVE EXPENSES
Management fees                                                                             17,000                 103,547
Audit and taxation fees                                                                     41,080                  37,151
Postage and stationery                                                                       5,552                   5,660
Bad debt provision                                                                          25,000                  50,687
Depreciation/profit on asset disposal                                                      233,202                 285,701
Amortisation                                                                                 3,200                   3,200
Exchange rate differences                                                                 (44,382)                 (4,652)
Operational expenses                                                                       251,255                 429,517
Royalties payable/receivable                                                                 5,960                   1,846
Miscellaneous                                                                               58,241                  77,857
                                                                                         ---------             -----------

                                                                                           596,108                 990,514
                                                                                         ---------             -----------
FINANCE COSTS
Bank interest received                                                                           -                    (21)
Bank interest paid and charges                                                              54,116                  74,858
                                                                                         ---------             -----------

                                                                                            54,116                  74,837
                                                                                         ---------             -----------

EXCEPTIONAL ITEMS
Sale of subsidiary undertaking                                                                   -             (1,889,877)
Litigation costs                                                                            11,584                 125,303
                                                                                         ---------             -----------

                                                                                            11,584               1,764,574
                                                                                         ---------             -----------

Profit on ordinary activities before taxation                                              405,269               1,870,304
                                                                                         =========             ===========